Exhibit 99.1







                        UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF GEORGIA
                                NEWNAN DIVISION


IN RE:                                 }    CASE NUMBER
                                       }    02-10835
                                       }
The NewPower Company, et. al.          }    JUDGE W. Homer Drake, Jr.
                                       }
DEBTORS                                }    CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                            FROM 7/31/03 TO 8/31/03

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                           Paul Ferdinands
                                           ---------------------------
                                           Attorney for Debtor

Debtor's Address                           Attorney's Address
and Phone Number                           and Phone Number

One Manhattanville Rd.                     191 Peachtree St.
Purchase, NY 10577                         Atlanta, GA 30303
Tel: (914) 697-2100                        Tel:  (404) 572-4600

NewPower Holdings, Inc.
Case Number:  02-10835                        Post Petition
                                                    Totals

For Period from July 31, 2003 through August 31, 2003

Opening Cash Balance-7/31/03                  $ 130,746 (Concentration Account)

Inflows:
Customer Collections
Collateral Returned
  -Sureties
  -Security Deposits
Sale Proceeds/Interest Income/Other                                   36
-------------------------------------------------------------------------
Total Inflows                                                         36 |
---------------------------------------------------------------------------------------------------------------
                                                                                 Distribution of Outflows
Outflows:                                                                      NewPower         The NewPower
Post Petition:                                                               Holdings, Inc.        Company
--------------                                                               --------------        -------
Call Center (Sitel)
Professionals - Bankruptcy                                             2                  2
Consulting Fees                                                        8                                     8
Gas Systems & IT Infrastructure (Wipro)                               19                                    19
Customer Incentives (air miles, etc.)
Customer Letters & Bill Print (SFI)
AGL Billing Systems (Partnersolve)
Collections(RM Services)
IT Support for risk systems (Zenax)
Customer Database Systems (Zac )
Lockbox Fees (First Union)
Billing & Reconciliations (Diversified)
Churn Mitigation(AGL)
Supplies & Misc                                                       10                                    10
Rent
Insurance                                                          1,100                                 1,100
Utilities (Heat, Hydro, Phone, etc.)                                   2                                     2
Customer Refunds                                                       2                                     2
Customer Refunds (Outstanding)
Contingency for any above item(s) (15%)
Billing/Customer Support (IBM)
Payroll                                                               80                 68                 13
Power                                                              1,047                                 1,047
Gas
Storage & Pipelines
Transportation & Distribution (AGL)
Transportation & Distribution (Texas)
Collateral Payments
  - Security Deposits
T&E Reimbursements                                                     2                                     2
State Tax Payments                                                    30                                    30
Enron payments
Other Vendors - Class Two Claims
---------------------------------------------------------------------------------------------------------------
Total Outflows                                                     2,302                 70              2,233
---------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------
Net Cash Flows                                                    (2,266)
-------------------------------------------------------------------------

                                                      -------------------
Closing Cash Balance                                  |        $ 128,480 |
======================================================-------------------

                                                                  Attachment 1



NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from July 31, 2003 through August 31, 2003
Amounts in $000's



Accounts Receivable at Petition Date:               $ 75,200


Beginning of Month Balance*  - Gross                $ 13,477 (per 7/30/03 G/L)
PLUS:  Current Month New Billings                          - (August revenue)
LESS:  Collections During the Month                        -
                                                -------------
End of Month Balance - Gross                        $ 13,477 (per 8/31/03 G/L)
Allowance for Doubtful Accounts                      (13,477)
                                                -------------

End of Month Balance - Net of Allowance             $      -
                                                =============

                                          Note:  The accounts receivable aging below relates only to deliveries to customers subsequent to the June 11, 2002 petition date.



                                                 AR Aging for Post Petition Receivables

                                                  Current     > 30 days    > 60 days      Total
                                                 ----------------------------------------------------

                                                 $      -     $       -    $     111    $   111

                                                                  Attachment 2

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from July 31, 2003 through August 31, 2003
Amounts in $000's



See attached System Generated A/P reports as of 8/31/02 (Attachements 2A and
2B).


Beginning of Period Balance                        $ 634 (per 7/31/03 G/L)
PLUS:  New Indebtedness Incurred                     468
LESS:  Amounts Paid on A/P                          (382)
                                             ------------

End of Month Balance                               $ 720 (per 8/31/03 G/L)
                                             ============


Enron is our only secured creditor. We made no payments to Enron during the period.

                                                     The New Power Company
                                                     Vendor Balance Detail
                                                     As of August 31, 2003


                                                 Type            Date             Num                  Amount          Balance
                                           ===============     ==========    =================       ===========    ============
Arnold & Porter                                                                                                       46,558.66
                                           Bill                08/26/2003    Inv. 1061811 (A)         80,109.24      126,667.90
                                           Bill                08/26/2003    Inv. 1061811 (B)         18,931.00      145,598.90
                                           Bill                08/26/2003    Inv. 1056981 (A)         51,295.95      196,894.85
                                           Bill                08/26/2003    Iinv. 1056981 (B)        11,702.25      208,597.10
                                           Bill Pmt-Check      08/26/2003    200181                  -80,109.24      128,487.86
                                           Bill Pmt-Check      08/26/2003    200182                  -51,295.95       77,191.91
                                                                                                    ============   =============
Total Arnold & Porter                                                                                 30,633.25       77,191.91


AT&T                                                                                                                      64.35
Total AT&T                                                                                                                64.35


Bracewell Patterson                                                                                                      475.00
                                           Bill                08/26/2003    Inv. 025619.000001           29.00          504.00
                                           Bill Pmt-Check      08/26/2003    200180                      -29.00          475.00
                                                                                                    ============   =============
Total Bracewell Patterson                                                                                  0.00          475.00


Carroll & Gross                                                                                                       23,180.84
Total Carroll & Gross                                                                                                 23,180.84


Cinergy                                                                                                                   -4.60
Total Cinergy                                                                                                             -4.60


D'Arcangelo & Co. LLP                                                                                                  4,668.96
Total D'Arcangelo & Co. LLP                                                                                            4,668.96


Delaware Secretary of State                                                                                                0.00
                                           Bill                08/26/2003    File #: 3215330               4.20            4.20
                                           Bill                08/26/2003    File #: 3215329               4.20            8.40
                                           Bill Pmt -Check     08/26/2003    200187                       -8.40            0.00
                                                                                                    ============   =============
Total Delaware Secretary of State                                                                          0.00            0.00


Deloitte & Touche LLP                                                                                                 29,676.20
                                           Bill                08/26/2003    Inv. 07141895 (A)         9,134.69       38,810.89
                                           Bill                08/26/2003    Inv. 07141895 (B)         2,229.10       41,039.99
                                           Bill Pmt -Check     08/26/2003    200175                   -9,134.69       31,905.30
                                                                                                    ============   =============
Total Deloitte & Touche LLP                                                                            2,229.10       31,905.30


                                                                                                        Exhibit 2A  Page 1 of 4

                                                     The New Power Company
                                                     Vendor Balance Detail
                                                     As of August 31, 2003


                                                 Type            Date             Num                  Amount          Balance
                                           ===============     ==========    =================       ===========    ============
Direct TV                                                                                                                 84.82
Total Direct TV                                                                                                           84.82


Energy America                                                                                                         3,089.51
Total Energy America                                                                                                   3,089.51


Gretchen Crist                                                                                                             0.00
                                           Bill                08/26/2003                                239.34          239.34
                                           Bill Pmt -Check     08/26/2003    200167                     -239.34            0.00
                                                                                                    ============   =============
Total Gretchen Crist                                                                                       0.00            0.00


Kenyon & Kenyon                                                                                                        3,318.90
Total Kenyon & Kenyon                                                                                                  3,318.90


King and Spalding                                                                                                      1,563.21
                                           Bill                08/26/2003    Inv. 246683 (A)           5,769.31        7,332.52
                                           Bill                08/26/2003    Inv. 246683 (B)           1,363.20        8,695.72
                                           Bill Pmt -Check     08/26/2003    200179                   -5,769.31        2,926.41
                                                                                                    ============   =============
Total King and Spalding                                                                                1,363.20        2,926.41


Leboeuf, Lamb, Greene & Macrae                                                                                         4,086.06
                                           Bill                08/26/2003    Inv. 343381 (A)          10,172.19       14,258.25
                                           Bill                08/26/2003    Inv. 343381 (B)           2,529.80       16,788.05
                                           Bill                08/26/2003    Inv. 343382 (A)             568.75       17,356.80
                                           Bill                08/26/2003    Inv. 343382 (B)             137.10       17,493.90
                                           Bill                08/26/2003    Inv. 345466 (A)           9,818.30       27,312.20
                                           Bill                08/26/2003    Inv. 345466 (B)           2,437.60       29,749.80
                                           Bill Pmt -Check     08/26/2003    200176                  -10,172.19       19,577.61
                                           Bill Pmt -Check     08/26/2003    200177                     -568.75       19,008.86
                                           Bill Pmt -Check     08/26/2003    200183                   -9,818.30        9,190.56
                                                                                                    ============   =============
Total Leboeuf, Lamb, Greene & Macrae                                                                   5,104.50        9,190.56


Morris, Manning & martin, LLP                                                                                              0.00
                                           Bill                08/26/2003    Inv. 252361 (A)           3,942.46        3,942.46
                                           Bill                08/26/2003    Inv. 252361 (B)             984.60        4,927.06
                                           Bill Pmt -Check     08/26/2003    200178                   -3,942.46          984.60
                                                                                                    ============   =============
Total Morris, Manning & martin, LLP                                                                      984.60          984.60


                                                                                                        Exhibit 2A  Page 2 of 4

                                                     The New Power Company
                                                     Vendor Balance Detail
                                                     As of August 31, 2003


                                                 Type            Date             Num                  Amount          Balance
                                           ===============     ==========    =================       ===========    ============
Ms. Patricia Foster                                                                                                        0.00
                                           Bill                08/26/2003    Exp. 08/22/03             1,389.00        1,389.00
                                           Bill Pmt -Check     08/26/2003    200184                   -1,389.00            0.00
                                                                                                    ============   =============
Total Ms. Patricia Foster                                                                                  0.00            0.00


Next Energy                                                                                                            4,020.00
Total Next Energy                                                                                                      4,020.00


NIPSCO                                                                                                               -10,548.95
Total NIPSCO                                                                                                         -10,548.95


Parker, Hudson, Rainer & Dobbs                                                                                        40,927.90
                                           Bill                08/26/2003    Inv. # 112543 (A)        10,819.23       51,747.13
                                           Bill                08/26/2003    Inv. # 112543 (B)         2,536.20       54,283.33
                                           Bill                08/26/2003    Inv. 112544 (A)          26,797.30       81,080.63
                                           Bill                08/26/2003    Inv. 112544 (B)           6,697.00       87,777.63
                                           Bill                08/26/2003    Inv. 113330 (A)          24,737.89      112,515.52
                                           Bill                08/26/2003    Inv. 113330 (B)           5,600.70      118,116.22
                                           Bill                08/26/2003    Inv. 113329 (A)          13,292.88      131,409.10
                                           Bill                08/26/2003    Inv. 113329 (B)           3,100.60      134,509.70
                                           Bill Pmt -Check     08/26/2003    200168                  -10,819.23      123,690.47
                                           Bill Pmt -Check     08/26/2003    200169                  -26,797.30       96,893.17
                                           Bill Pmt -Check     08/26/2003    200170                  -24,737.89       72,155.28
                                           Bill Pmt -Check     08/26/2003    200171                  -13,292.88       58,862.40
                                                                                                    ============   =============
Total Parker, Hudson, Rainer & Dobbs                                                                  17,934.50       58,862.40


PJM                                                                                                                  -25,548.10
Total PJM                                                                                                            -25,548.10


Poorman-Douglas Corporation                                                                                                0.00
                                           Bill                08/26/2003                              2,305.53        2,305.53
                                           Credit              08/26/2003                             -2,133.25          172.28
                                           Bill Pmt -Check     08/26/2003    200173                     -172.28            0.00
                                                                                                    ============   =============
Total Poorman-Douglas Corporation                                                                          0.00            0.00


SFI                                                                                                                   45,303.83
Total SFI                                                                                                             45,303.83


                                                                                                        Exhibit 2A  Page 3 of 4

                                                     The New Power Company
                                                     Vendor Balance Detail
                                                     As of August 31, 2003


                                                 Type            Date             Num                  Amount          Balance
                                           ===============     ==========    =================       ===========    ============
Sidley Austin Brown & Wood                                                                                           462,876.50
                                           Bill                08/26/2003    Inv. 23041968 (A)       116,033.17      578,909.67
                                           Bill                08/26/2003    Inv. 23041968 (B)        27,768.50      606,678.17
                                           Bill Pmt -Check     08/26/2003    200172                 -116,033.17      490,645.00
                                                                                                    ============   =============
Total Sidley Austin Brown & Wood                                                                      27,768.50      490,645.00


Steve Davis Consulting                                                                                                   350.00
Total Steve Davis Consulting                                                                                             350.00


Sutherland Asbill & Brennan, LLC                                                                                        -208.11
Total Sutherland Asbill & Brennan, LLC                                                                                  -208.11


U.S. Trustee Program Payment Center                                                                                        0.00
                                           Bill                08/26/2003    Act. 323-03-10836         8,000.00        8,000.00
                                           Bill                08/26/2003    Act. 323-02-10835         8,000.00       16,000.00
                                           Bill Pmt -Check     08/26/2003    200185                   -8,000.00        8,000.00
                                           Bill Pmt -Check     08/26/2003    200186                   -8,000.00            0.00
                                                                                                    ============   =============
Total U.S. Trustee Program Payment Center                                                                  0.00            0.00


UPS                                                                                                                      157.70
Total UPS                                                                                                                157.70


Vorys, Sater, Seymour and Pease                                                                                          448.75
                                           Bill                08/26/2003    Inv. 455330 (A)             374.46          823.21
                                           Bill                08/26/2003    Inv. 455330 (B)              82.00          905.21
                                           Bill Pmt -Check     08/26/2003    200174                     -374.46          530.75
                                                                                                    ============   =============
Total Vorys, Sater, Seymour and Pease                                                                     82.00          530.75
                                                                                                    ============   =============

TOTAL                                                                                                 86,099.65      720,641.08
                                                                                                    ============   =============

Beginning Balance                               634,541.43
Invoices paid                                  (382,837.09)
Invoices Received                               468,936.74
                                           ----------------
Ending Payables Balance                         720,641.08
                                           ================


                                                                                                        Exhibit 2A  Page 4 of 4

                                      The New Power Company
                                       Unpaid Bills Detail
                                      As of August 31, 2003

                                              Date                Num              Open Balance
                                           ===========    ====================    ===============
Arnold & Porter
                                           06/30/2003                                  46,558.66
                                           08/26/2003     Inv. 1061811 (B)             18,931.00
                                           08/26/2003     Iinv. 1056981 (B)            11,702.25
                                                                                  ===============
Total Arnold & Porter                                                                  77,191.91


AT&T
                                           06/30/2003                                      64.35
                                                                                  ===============
Total AT&T                                                                                 64.35


Bracewell Patterson

                                           06/30/2003                                     475.00
                                                                                  ===============
Total Bracewell Patterson                                                                 475.00


Carroll & Gross
                                           06/30/2003                                  23,180.84
                                                                                  ===============
Total Carroll & Gross                                                                  23,180.84


Cinergy
                                           06/30/2003                                      -4.60
                                                                                  ===============
Total Cinergy                                                                              -4.60


D'Arcangelo & Co. LLP
                                           06/30/2003                                   4,668.96
                                                                                  ===============
Total D'Arcangelo & Co. LLP                                                             4,668.96


Deloitte & Touche LLP
                                           06/30/2003                                  29,676.20
                                           08/26/2003     Inv. 07141895 (B)             2,229.10
                                                                                  ===============
Total Deloitte & Touche LLP                                                            31,905.30


Direct TV
                                           06/30/2003                                      84.82
                                                                                  ===============
Total Direct TV                                                                            84.82


Energy America
                                           07/10/2003     Customer Refund               3,089.51
                                                                                  ===============
Total Energy America                                                                    3,089.51


Kenyon & Kenyon
                                           06/30/2003                                   3,318.90
                                                                                  ===============
Total Kenyon & Kenyon                                                                   3,318.90


King and Spalding
                                           06/30/2003                                   1,563.21
                                           08/26/2003     Inv. 246683 (B)               1,363.20
                                                                                  ===============
Total King and Spalding                                                                 2,926.41


                                                                           Exhibit 2B Page 1 of 3

                                      The New Power Company
                                       Unpaid Bills Detail
                                      As of August 31, 2003

                                              Date                Num              Open Balance
                                           ===========    ====================    ===============
Leboeuf, Lamb, Greene & Macrae
                                           06/30/2003                                   4,086.06
                                           08/26/2003     Inv. 343381 (B)               2,529.80
                                           08/26/2003     Inv. 343382 (B)                 137.10
                                           08/26/2003     Inv. 345466 (B)               2,437.60
                                                                                  ===============
Total Leboeuf, Lamb, Greene & Macrae                                                    9,190.56


Morris, Manning & martin, LLP
                                           08/26/2003     Inv. 252361 (B)                 984.60
                                                                                  ===============
Total Morris, Manning & martin, LLP                                                       984.60


Next Energy
                                           06/30/2003                                   4,020.00
                                                                                  ===============
Total Next Energy                                                                       4,020.00


NIPSCO
                                           06/30/2003                                 -10,548.95
                                                                                  ===============
Total NIPSCO                                                                          -10,548.95


Parker, Hudson, Rainer & Dobbs
                                           07/16/2003     Inv. # 111466                 2,849.00
                                           07/16/2003     Invoice # 111467              1,786.40
                                           06/30/2003                                  36,292.50
                                           08/26/2003     Inv. # 112543 (B)             2,536.20
                                           08/26/2003     Inv. 112544 (B)               6,697.00
                                           08/26/2003     Inv. 113330 (B)               5,600.70
                                           08/26/2003     Inv. 113329 (B)               3,100.60
                                                                                  ===============
Total Parker, Hudson, Rainer & Dobbs                                                   58,862.40


PJM
                                           06/30/2003                                 -25,548.10
                                                                                  ===============
Total PJM                                                                             -25,548.10


SFI
                                           06/30/2003                                  45,303.83
                                                                                  ===============
Total SFI                                                                              45,303.83


Sidley Austin Brown & Wood
                                           06/30/2003                                 419,038.10
                                           07/22/2003     Inv. 23033301A               43,838.40
                                           08/26/2003     Inv. 23041968 (B)            27,768.50
                                                                                  ===============
Total Sidley Austin Brown & Wood                                                      490,645.00


Steve Davis Consulting
                                           06/30/2003                                     350.00
                                                                                  ===============
Total Steve Davis Consulting                                                              350.00


                                                                          Exhibit 2B  Page 2 of 3

                                      The New Power Company
                                       Unpaid Bills Detail
                                      As of August 31, 2003

                                              Date                Num              Open Balance
                                           ===========    ====================    ===============
Sutherland Asbill & Brennan, LLC
                                           07/08/2003                                    -208.11
                                                                                  ===============
Total Sutherland Asbill & Brennan, LLC                                                   -208.11


UPS
                                           06/30/2003                                     157.70
                                                                                  ===============
Total UPS                                                                                 157.70


Vorys, Sater, Seymour and Pease

                                           06/30/2003                                     448.75
                                           08/26/2003     Inv. 455330 (B)                  82.00
                                                                                  ===============
Total Vorys, Sater, Seymour and Pease                                                     530.75
                                                                                  ===============

TOTAL                                                                                  720,641.08
                                                                                  ===============


                                                                           Exhibit 2B  Page 3 of 3

                                                                  Attachment 3



NewPower Holdings, Inc.
Case Number: 02-10835
Inventory and Fixed Assets Report
For Period from July 31, 2003 through August 31, 2003
Amounts in $000's

Inventory Report
----------------

Inventory Balance at Petition Date              $ 15,587


Inventory at Beginning of Period                     $ - (per 7/31/03 G/L)
PLUS:  Inventrory Purchased                            - (per daily cash report)
LESS:  Inventory Used or Sold                          -
                                             ------------

End of Month Balance                                 $ - (per 8/31/03 G/L)
                                             ============


Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report
------------------

Book Value at Petition Date                      $ 1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period                  $ -
Less:  Depreciation Expense                            -
Less:  Dispositions                                    -
Add:  Purchases                                        -
                                             ------------

Fixed Assets at End of Period                        $ -
                                             ============

                                                                  Attachment 4
                                                                  Page 1 of 14


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         8/01/2003-8/31/2003

Name of Bank:             JP Morgan Chase
Branch:                   New York
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance          $ 130,740,449.09
Total Deposits             $      36,712.36
Total Payments             $   2,303,857.39
Closing Balance            $ 128,473,304.06
Service Charges            $       4,752.82

First Check issued this Period                     N/A
Last Check issued this Period                      N/A
Total # of checks issued this Period               N/A

                                                                  Attachment 4
                                                                  Page 2 of 14


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         8/01/2003-8/31/2003

Name of Bank:             JP Morgan Chase
Branch:                   New York
Account Name:             NewPower Enron Segregated A/C
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance                   $1,005.37
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                     $1,005.37
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A

                                                                  Attachment 4
                                                                  Page 3 of 14


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         8/01/2003-8/31/2003

Name of Bank:             JP Morgan Chase
Branch:                   New York
Account Name:             NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:       Payroll

Beginning Balance                     $690.03
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                       $690.03
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A

                                                                  Attachment 4
                                                                  Page 4 of 14


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         8/01/2003-8/31/2003

Name of Bank:             JP Morgan Chase
Branch:                   New York
Account Name:             NewPower ACH Account
Account Number:
Purpose of Account:       ACH (T&E)

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A

                                                                  Attachment 4
                                                                  Page 5 of 14


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         8/01/2003-8/31/2003

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Controlled Disbursements (A/P)

Beginning Balance                       $0.00
Total Deposits                     $62,925.09
Total Payments                     $62,925.09
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                             200133
Last Check issued this Period                              200220
Total # of checks issued this Period                           50

                                                                  Attachment 4
                                                                  Page 6 of 14


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         8/01/2003-8/31/2003

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:       Controlled Disbursements (Customer Refunds)

Beginning Balance                      ($2.00)
Total Deposits                      $2,453.81
Total Payments                      $2,451.81
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                 NA
Last Check issued this Period                                  NA
Total # of checks issued this Period                           NA

                                                                  Attachment 4
                                                                  Page 7 of 14


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         8/01/2003-8/31/2003

Name of Bank:             First Union/ Wachovia
Branch:                   Herndon, VA
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Natural Gas Collections

Beginning Balance                   $1,685.49
Total Deposits                          $0.00
Total Payments                      $1,685.49
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A

                                                                  Attachment 4
                                                                  Page 8 of 14


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         8/01/2003-8/31/2003

Name of Bank:             First Union/ Wachovia
Branch:                   Charlotte, NC
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Power/ IBM Collections

Beginning Balance                   $4,259.58
Total Deposits                        $606.85
Total Payments                      $1,279.84
Closing Balance                     $3,586.59
Service Charges                     $1,279.84

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A

                                                                  Attachment 4
                                                                  Page 9 of 14


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         8/01/2003-8/31/2003

Name of Bank:             Royal Bank of Canada
Branch:                   Ontario Transit
Account Name:             The New Power Company
Account Number:
Purpose of Account:       CAN$ Operating A/C

Beginning Balance                   $2,580.71 CAN$
Total Deposits
Total Payments                         $10.00
Closing Balance                     $2,570.71
Service Charges                       $ 10.00

First Check issued this Period                                 NA
Last Check issued this Period                                  NA
Total # of checks issued this Period                            0

                                                                  Attachment 4
                                                                 Page 10 of 14


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         8/01/2003-8/31/2003

Name of Bank:             First Union/ Wachovia
Branch:                   Charlotte, NC
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Power/AES Collections

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 11 of 14


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         8/01/2003-8/31/2003

Name of Bank:             Royal Bank of Canada
Branch:                   Ontario Transit
Account Name:             The New Power Company
Account Number:
Purpose of Account:       US$ A/C

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 12 of 14


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         8/01/2003-8/31/2003

Name of Bank:             JP Morgan Chase
Branch:                   New York
Account Name:             The New Power Company
Account Number:
Purpose of Account:       WildCard ATM Settlement

Beginning Balance                  $46,075.77
Total Deposits                          $0.00
Total Payments                     $46,075.77
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 13 of 14


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         8/01/2003-8/31/2003

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:       Controlled Disbursements (A/P)

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                None
Last Check issued this Period                 None
Total # of checks issued this Period          None


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 14 of 14


Name of Debtor:           NewPower Holdings Inc.
Case #:                   02-10835
Reporting Period:         8/01/2003-8/31/2003

Name of Bank:             Credit Suisse Asset Management
Branch:                   466 Lexington Ave. NY, NY 10017-3140
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:       Short Term Cash Mgmt Portfolio

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                ACCOUNT CLOSED

                                        The New Power Company
                                            Check Detail
                                             August 2003

         Num                  Date                          Name                         Paid Amount
======================     ============   =========================================    ==============
200133                      08/06/2003    Role Technology LLC                                 500.00
200134                      08/06/2003    Role Technology LLC                                 570.00
200135                      08/06/2003    Affiliated Warehouses, Inc.                       1,000.33
200136                      08/06/2003    UPS Delivery                                        219.63
200137                      08/06/2003    Sonara Carvalho                                     110.00
200138                      08/06/2003    VeriCenter                                        8,724.95
200139                      08/06/2003    SNET                                                611.42
200140                      08/06/2003    IKON Office Solutions                               137.80
200141                      08/06/2003    M. Patricia Foster                                1,592.41
200142                      08/06/2003    James Malone                                         99.86
200143                      08/12/2003    Premier Corporate Services                          138.00
200144                      08/12/2003    State Comptroller                                17,845.08
200145                      08/18/2003    Sonara Carvalho                                     110.00
200146                      08/18/2003    UPS Delivery                                         26.99
200147                      08/18/2003    Verizon                                              74.04
200148                      08/18/2003    Verizon                                              74.04
200149                      08/18/2003    Verizon                                              74.04
200150                      08/18/2003    Verizon                                              74.04
200151                      08/18/2003    U.S. Trustee Program Payment Center                 250.00
200152                      08/18/2003    Mellon Investors Services, LLC                    1,612.85
200153                      08/18/2003    Related Properties Corp.                            329.34
200154                      08/18/2003    Sheriff of Jackson County                         3,592.10
200155                      08/18/2003    Sheriff of Marshall County                        3,489.14
200156                      08/18/2003    UPS Delivery                                         51.25
200157                      08/18/2003    SNET                                                744.71
200158                      08/18/2003    SNET                                                820.73
200159                      08/18/2003    VeriCenter                                        2,716.21
200160                      08/18/2003    Verizon                                              74.04
200161 - 200166                           Void
200167                      08/26/2003    Gretchen Crist                                      239.34
200168                      08/26/2003    Parker, Hudson, Rainer & Dobbs                   10,819.23
200169                      08/26/2003    Parker, Hudson, Rainer & Dobbs                   26,797.30
200170                      08/26/2003    Parker, Hudson, Rainer & Dobbs                   24,737.89
200171                      08/26/2003    Parker, Hudson, Rainer & Dobbs                   13,292.88
200172                      08/26/2003    Sidley Austin Brown & Wood                      116,033.17
200173                      08/26/2003    Poorman-Douglas Corporation                         172.28
200174                      08/26/2003    Vorys, Sater, Seymour and Pease                     374.46
200175                      08/26/2003    Deloitte & Touche LLP                             9,134.69
200176                      08/26/2003    Leboeuf, Lamb, Greene & Macrae                   10,172.19
200177                      08/26/2003    Leboeuf, Lamb, Greene & Macrae                      568.75
200178                      08/26/2003    Morris, Manning & martin, LLP                     3,942.46
200179                      08/26/2003    King and Spalding                                 5,769.31
200180                      08/26/2003    Bracewell Patterson                                  29.00
200181                      08/26/2003    Arnold & Porter                                  80,109.24
200182                      08/26/2003    Arnold & Porter                                  51,295.95
200183                      08/26/2003    Leboeuf, Lamb, Greene & Macrae                    9,818.30
200184                      08/26/2003    Ms. Patricia Foster                               1,389.00
200185                      08/26/2003    U.S. Trustee Program Payment Center               8,000.00
200186                      08/26/2003    U.S. Trustee Program Payment Center               8,000.00
200187                      08/26/2003    Delaware Secretary of State                           8.40
200188 - 200219                           Void
200220                      08/28/2003    Gretchen Crist                                    2,125.00


                                                                                Exhibit 5 Page 1 of 2

                                        The New Power Company
                                            Check Detail
                                             August 2003

         Num                  Date                          Name                         Paid Amount
======================     ============   =========================================    ==============
                           June           Various                                           3,273.75
                           July           Customer                                             25.33
                           July           Ari Board Fees                                    1,000.00
                           July           Verizon                                             104.70
200142                      08/06/2003    James Malone                                         99.86
200167                      08/26/2003    Gretchen Crist                                      239.34
200168                      08/26/2003    Parker, Hudson, Rainer & Dobbs                   10,819.23
200169                      08/26/2003    Parker, Hudson, Rainer & Dobbs                   26,797.30
200170                      08/26/2003    Parker, Hudson, Rainer & Dobbs                   24,737.89
200171                      08/26/2003    Parker, Hudson, Rainer & Dobbs                   13,292.88
200172                      08/26/2003    Sidley Austin Brown & Wood                      116,033.17
200173                      08/26/2003    Poorman-Douglas Corporation                         172.28
200174                      08/26/2003    Vorys, Sater, Seymour and Pease                     374.46
200175                      08/26/2003    Deloitte & Touche LLP                             9,134.69
200176                      08/26/2003    Leboeuf, Lamb, Greene & Macrae                   10,172.19
200177                      08/26/2003    Leboeuf, Lamb, Greene & Macrae                      568.75
200178                      08/26/2003    Morris, Manning & martin, LLP                     3,942.46
200179                      08/26/2003    King and Spalding                                 5,769.31
200180                      08/26/2003    Bracewell Patterson                                  29.00
200181                      08/26/2003    Arnold & Porter                                  80,109.24
200182                      08/26/2003    Arnold & Porter                                  51,295.95
200183                      08/26/2003    Leboeuf, Lamb, Greene & Macrae                    9,818.30
200185                      08/26/2003    U.S. Trustee Program Payment Center               8,000.00
200186                      08/26/2003    U.S. Trustee Program Payment Center               8,000.00
200187                      08/26/2003    Delaware Secretary of State                           8.40
200220                      08/28/2003    Gretchen Crist                                    2,125.00

Total Open Items                                                                          385,943.48


                                                                                         Page 2 of 2

                                                                  Attachment 6



NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from July 31, 2003 through August 31, 2003
Amounts in $000's

Taxes Paid During the Month
---------------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.



Taxes Owed and Due
------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.

                                                                 Attachment 7A


NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages For Period from July 31, 2003 through August 31, 2003
Amounts in $000's



Summary of Officer Compensation
-------------------------------

See supplemental attachment.

Personnel Report
----------------

                                                         Full Time   Part Time

# of Employees at beginning of period                            4           -
# hired during the period                                        -           -
# terminated/resigned during period                             (1)          -
                                                         ----------------------
# employees on payroll - end of period                           3           -
                                                         ======================

# of employees on temporary consulting assignments                           3

Confirmation of Insurance
-------------------------

See supplemental attachment.*


* Omitted.

                                                                                                                     Attachment 7B
                                                                                                                    (Supplemental)
                                                 Payments made to insiders 8/1/03 - 8/31/03

Payments are in gross amts

                        Title                                        Amount        Date        Type

FOSTER, MARY            President, Co-CEO                               $10,416.67   8/15/2003 Salary for pay period 08/1 - 08/15
                                                                        $10,416.67   8/31/2003 Salary for pay period 08/16 - 08/31


MALONE, JAMES           President, Co-CEO                               $ 6,250.00   8/15/2003 Salary for pay period 08/1 - 08/15
                                                                        $ 6,250.00   8/31/2003 Salary for pay period 08/16 - 08/31

PETIZON, ALICE          Vice President Law & Gov. Affairs               $ 9,375.00   8/15/2003 Salary for pay period 08/1-08/15
                                                                        $11,492.31   8/15/2003 Vacation Payout
                                                                        $37,500.00   8/31/2003 Severance

                                                                    ---------------

                                                                        $91,700.65
                                                                    ===============

                                                                  Attachment 8


NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from July 31, 2003 through August 31, 2003

None